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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 31, 1999




                       KAISER GROUP INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


   Delaware                     File No. 1-12248                 54-1437073
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)



                               9300 Lee Highway
                         Fairfax, Virginia  22031-1207
         (Address of principal executive offices, including zip code)


                                 703-934-3600
             (Registrant's telephone number, including area code)
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Item 5.    Other events
           ------------


On December 31, 1999, Kaiser Group International, Inc. (NYSE: KSR) announced that, based on continuing discussions with representatives of its noteholders concerning the means by which an acceptable credit facility might be obtained and a modified restructuring of its debt completed, it is making the interest payment due December 31, 1999 on the Company's senior and senior subordinated notes.


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                        KAISER GROUP INTERNATIONAL, INC.
                                             (Registrant)



                                        /s/ Timothy P. O'Connor
                                        ---------------------------
                                        Timothy P. O'Connor
                                        Senior Vice President and
                                        Chief Financial Officer

Date:  January 3, 2000

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